EXHIBIT 23
                                   ----------


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 (No. 333-67742) of Intercell International Corporation and subsidiaries of our report dated December 10, 2003, which appears on page F-3 of this Annual Report on Form 10-KSB for the year ended September 30, 2003.





GELFOND  HOCHSTADT  PANGBURN,  P.C.


Denver,  Colorado

December  29,  2003




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